Income Taxes (Details 2) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss carryforwards	$ 7,189,000	$ 5,456,000
Stock based compensation	1,518,000	1,285,000
Other	212,000	81,000
Total deferred tax assets	8,919,000	6,822,000
Deferred tax liabilities:
Property and equipment	(48,000)	(57,000)
Other	(67,000)	(44,000)
Total deferred tax liabilities	(115,000)	(101,000)
Valuation Allowance	(8,804,000)	(6,721,000)
Net deferred tax asset	$ 0	$ 0